UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

Richmond Mutual Bancorporation, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38956	36-4926041
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

31 North 9th Street, Richmond, Indiana	47374
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (765) 962-2581

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RMBI	The NASDAQ Stock Market LLC

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note

This Amendment No. 2 to Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (the “SEC”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K (the “Original Form 8-K”) filed by Richmond Mutual Bancorporation, Inc. (“Richmond Mutual”) on July 1, 2026, reporting under Item 2.01 the completion of its previously announced merger (the “Merger”) with The Farmers Bancorp, Frankfort, Indiana (“Farmers Bancorp”). Amendment No. 1 to the Original Form 8-K (“Amendment No. 1”) was filed on July 17, 2026 solely to report committee assignments. Under Item 9.01 of the Original Form 8-K, Richmond Mutual stated that (a) the historical financial statements required by Item 9.01 of Form 8-K would be filed as an amendment to the Original Form 8-K not later than 71 days after the date the Original Form 8-K was required to be filed. No modifications have been made to information contained in the Original Form 8-K or Amendment No. 1, and Richmond Mutual has not updated any information contained therein to reflect events that have occurred since the date of the Original Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)       Financial statements of businesses acquired

The audited consolidated balance sheets of Farmers Bancorp as of June 30, 2025 and 2024, the related audited consolidated statements of income, comprehensive income, changes in shareholder’s equity, and cash flows of Farmers Bancorp for the years ended June 30, 2025 and 2024, the notes related thereto and the independent Auditor’s Report, are filed as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated balance sheets of Farmers Bancorp as of March 31, 2026, the related unaudited consolidated statements of income, comprehensive income, changes in shareholder’s equity, and cash flows of Farmers Bancorp for the nine months ended March 31, 2026 and 2025, and the notes related thereto and for the nine months ended March 31, 2026 and 2025 are attached as Exhibit 99.2 and incorporated herein by reference.

(b)       Pro forma financial information

The unaudited pro forma condensed combined financial information of Richmond Mutual and Farmers Bancorp as of March 31, 2026 and for the three months ended March 31, 2026 and the year ended December 31, 2025 are attached as Exhibit 99.3 and incorporated herein by reference.

(d)       Exhibits

Exhibit No.	Description

23.1	Consent of Forvis Mazars, LLP

99.1	Audited consolidated financial statements of The Farmers Bancorp, Frankfort, Indiana as of and for the years ended June 30, 2025 and 2024 (incorporated by reference from Richmond Mutual Bancorporation, Inc.’s Registration Statement on Form S-4, as amended (SEC File No. 333- 294527))

99.2	Unaudited consolidated financial statements of The Farmers Bancorp, Frankfort, Indiana as of March 31, 2026 and for the nine months ended March 31, 2026 and 2025.

99.3	Unaudited proforma combined financial information as of March 31, 2026 and for the three months ended March 31, 2026 and the year ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICHMOND MUTUAL BANCORPORATION

Date: August 12, 2026	By:	/s/Christopher D. Cook
Christopher D. Cook, President